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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1994


Date of Report (Date of earliest event reported):      March 22, 1996
                                                       --------------

                                Tyco Toys, Inc.
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             (Exact name of registrant as specified in its charter)

                Delaware                     1-9357             13-3319358
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(State or other jurisdiction             (Commission       (I.R.S. Employer
     of incorporation)                   File Number)      Identification No.)

6000 Midlantic Drive
Mount Laurel, New Jersey                                       08054
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:          (609) 234-7400
                                                             -------------------


                                               N/A
                                 ------------------------------
                                 Former name or former address,
                                  if changed since last report


Total Number of Sequentially Numbered Pages:  _______
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Item 5.  Other Events.
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          In February and March 1995 the company entered into $290,000,000 of new credit facilities (the New Credit Facilities). The New Credit Facilities consist of three separate three-year revolving credit facilities with General Electric Capital Corporation and affiliates in an aggregate amount of $90,000,000 and a $200,000,000 five-year receivables securitization facility arranged by General Electric Capital Corporation. Borrowings under the New Credit Facilities were used to refinance outstanding indebtedness under the prior credit facility and certain credit facilities of foreign subsidiaries. The credit facilities were recently amended to revise certain financial covenants and the interest rate charged under the New Credit Facilities.

          The revolving credit facilities consist of up to $35,000,000 for certain domestic entities (of which up to $10,000,000 may be used for letters of credit), $20,000,000 for Tyco (Canada), Inc. and $35,000,000 for the Company's subsidiaries in the United Kingdom (UK). Availability under the domestic revolving credit is based upon inventory, as defined, and availability under the foreign revolving credit facilities are based upon an aggregate of eligible accounts receivable and inventory, as defined. The revolving credit facilities are secured by a lien on substantially all of the Company's domestic assets and are also guaranteed by certain foreign subsidiaries. Subject to the maximum commitment under each of these facilities, borrowings are permitted up to sixty percent (60%) of eligible inventory and, in the Canadian and UK agreements, up to eighty percent (80%) of eligible accounts receivable. Interest rates on borrowings are determined at the option of the borrower based on various indices, including LIBOR or bankers' acceptance rate(s), plus an additional percentage. As a result of the amendments effective February 15, 1996, this additional percentage increases by one quarter percent (.25%) to two and three quarters percent (2.75%) over the various indices, provided that the rate will decrease if the Company meets certain tangible net worth and minimum debt service coverage ratio targets as of December 31, 1996.

          Under the securitization facility, Tyco Industries and Tyco Manufacturing Corp. sell and transfer substantially all of their accounts receivable to Tyco Funding I Corporation (TFC I) and Tyco Funding II Corporation (TFC II). These companies are newly-formed bankruptcy-remote subsidiaries of Tyco Industries and are consolidated in the financial statements of the Company. TFC I and TFC II purchase the accounts receivable with proceeds from their borrowings under a commercial paper facility (limited to a maximum of seventy-

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          five percent (75%) of eligible accounts receivable, as defined) and certain deferred payments. The interest rate on the securitization facility is the market rate for the lender's commercial paper plus one and three-tenths percent (1.30%) which was increased to one and fifty-five one hundredths percent (1.55%), as a result of the amendment effective February 15, 1996; this rate will decrease if the Company meets certain tangible net worth and minimum debt service coverage ratio targets as of December 31, 1996. The accounts receivable sold and/or transferred are solely the assets of TFC I or TFC II and are pledged as security for their borrowings. In the event of liquidation of TFC I or TFC II, the creditors of TFC I or TFC II would be entitled to satisfy their claims from the assets of TFC I or TFC II prior to any distribution by these subsidiaries to Tyco Industries.

          Under the terms of the New Credit Facilities, the Company and its subsidiaries are (1) subject to covenants and conditions relating to the maintenance of net worth, fixed charge coverage and income; (2) restricted from incurring additional indebtedness or certain obligations and from acquiring any other entities, whether by asset purchase, merger or otherwise; (3) restricted in the ability to pay dividends on capital stock subject to certain limitations; and (4) permitted to guarantee additional amounts of debt incurred by certain of its subsidiaries up to an aggregate of $70,000,000. During the fourth quarter of 1995, the Company was not in compliance with certain financial covenants under the New Credit Facilities and received waivers from General Electric Capital Corporation and affiliates. The amendments effective February 15, 1996 reflect the requested revisions to the financial covenants in the New Credit Facilities.


                                   SIGNATURE
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              Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 4, 1996               TYCO TOYS, INC.



                              By:  /s/ R. Michael Kennedy, Jr.
                                   ------------------------------
                                    Name:  R. Michael Kennedy, Jr.
                                    Title: Senior Vice President
                                           and General Counsel

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                                 EXHIBIT INDEX


Exhibit
Number                        Description of Document
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10.54     Amendment No. 2 to Receivables Funding and Servicing Agreement, dated as of February 15, 1996, among Tyco Funding I Corporation and Tyco Funding II Corporation (each a "Borrower" and jointly and severally, the "Borrowers"), Redwood Receivables Corporation (the "Lender"), General Electric Capital Corporation (the "Operating Agent" and "Collateral Agent"), Financial Security Assurance Inc. ("FSA") and Tyco Industries, Inc. (the "Servicer").

10.55 Amendment No. 2 to Credit Agreement, dated as of February 15, 1996, among Tyco Distribution Corp. and Tyco Manufacturing Corp. (each a "Borrower" and jointly and severally, the "Borrowers"), Tyco Toys, Inc., the lenders party hereto (the "Lenders") and General Electric Capital Corporation, as Agent (the "Agent").

10.56 First Amendment to Credit Agreement, dated as of February 15, 1996 (this "First Amendment"), between Tyco Toys (Canada) Inc., a Canada corporation ("Borrower"), the lender party hereto ("Lender") and General Electric Capital Canada Inc., a Canada corporation, as agent for Lender (in such capacity, together with its successors in such capacity, "Agent").

10.57 Amendment No. 2 to Guarantee and Revolving Credit Facility Agreement made on the 25th day of March 1996, deemed to be effective as from February 15, 1996, by Tyco Toys (UK) Limited and Matchbox Toys Limited (each a "Borrower" and together the "Borrowers"), the Lenders as defined, General Electric Capital Corporation (the "Issuing Bank") and General Electric Capital Corporation (the "Agent").

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